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                                                                    EXHIBIT 23.3


                        CONSENT OF GAMMON & GRANGE, P.C.




         The undersigned consents to the use of its opinion as Exhibit 5.2 to the Registration Statement on Form SB-2 (SEC File No. 333-25937), and to the reference to its name in the Prospectus included in the Registration Statement under the heading "Legal Matters."






                                            /s/ Gammon & Grange, P.C.

                                            GAMMON & GRANGE, P.C.

                                            June 16, 1997